EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) for the period ended June 30, 2009 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their respective knowledge and belief, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

/s/ Jitendra N. Doshi

Jitendra N. Doshi
Chief Executive Officer

/s/ Mukul Rathi

Mukul Rathi
interim Chief Financial Officer

August 10, 2009

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